UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2010

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On October 29, 2010, the board of directors (the Board) of the Federal Home Loan Bank of Boston (the Bank) declared certain individuals elected in the Bank’s 2010 election of directors with each term to begin January 1, 2011 (the Annual Director Election). The Board is comprised of member directors and independent directors who are elected by the Bank’s members, as discussed under Item 10—Directors, Executive Officers, and Corporate Governance of the Bank’s 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2010 (the 2009 Annual Report).

After reviewing the results of the member director election, the Board declared the following individuals elected as member directors:

Peter Crosby, president and chief executive officer of Passumpsic Savings Bank, an incumbent director currently serving on the Board’s housing and community development and risk committees, re-elected to fill a member directorship designated for the State of Vermont for a four-year term ending December 31, 2014.

A. James Lavoie, trustee and former chairman, president and chief executive officer of Middlesex Savings Bank, an incumbent director currently serving on the Board’s personnel and risk committees, re-elected to fill a member directorship designated for the Commonwealth of Massachusetts for a three-year term ending December 31, 2013.

Kenneth A. Wilman, Jr., president and chief executive officer of Profile Bank, FSB, elected to fill a member directorship designated for the State of New Hampshire for a four-year term ending December 31, 2014.

Since Messrs. Crosby and Lavoie were the only nominees for their respective directorships, the Bank issued a Current Report on Form 8-K on September 15, 2010 (after the nomination period closed), announcing that they had been “deemed” elected, as provided in applicable regulations of the Federal Housing Finance Agency (the Finance Agency).

In addition, after reviewing the results of the independent director election, the Board declared the following individuals elected as independent directors:

Joan Carty, president and chief executive officer of Housing Development Fund, an incumbent director currently serving on the Board’s housing and community development and personnel committees, re-elected to fill an independent public interest directorship for a four-year term ending December 31, 2014;

Patrick Clancy, president and chief executive officer of The Community Builders, an incumbent director currently serving on the Board’s executive, audit, and housing and community development committees, re-elected to fill an independent public interest directorship for a four-year term ending December 31, 2014; and

Emil Ragones, former audit partner at Ernst & Young and current executive in residence at Accounting Management Solutions, Inc., originally appointed to fill a vacancy on the Board and currently serving on the Board’s finance and audit committees, elected to fill an independent directorship for a one-year term ending December 31, 2011.

Although directors are typically elected to four-year terms, Mr. Lavoie and Mr. Ragones were each elected to a shorter term in order to stagger the terms of the Bank’s directors more evenly.

The Board has not yet determined on which committees these directors will serve.

These elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 (the Act) and the related regulations of the Finance Agency. For a description of the Bank’s director election process, see Item 10—Directors, Executive Officers, and Corporate Governance of the Bank’s 2009 Annual Report.

The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services; in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see Item 13—Certain Relationships and Related Transactions, and Director Independence of the Bank’s 2009 Annual Report. Pursuant to Finance Agency regulation, the Bank’s member directors, including the member directors elected in these elections, serve as officers or directors of a member of the Bank.

The Bank expects to compensate the elected directors in accordance with the 2011 Bank’s Director Compensation Policy, a policy that has not yet been adopted. They also will be entitled to participate in the Bank’s nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of compensation. They will also be entitled to be reimbursed for reasonable travel, subsistence, and other related expenses incurred in connection with their duties as Bank directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2010, the Bank tallied the preliminary voting results for the Annual Director Election, which the Board declared final as described in Item 5.02 of this Current Report.

Member Director Election Tally

As discussed in Item 5.02 of this Current Report, of the elected member directors, only Mr. Wilman was subject to an actual vote, which was conducted among members eligible to vote in the State of New Hampshire.  The following is a tally of the vote:

Number of Eligible Ballots Received	20
Total Number of Members Eligible to Vote	32
Total Number of Potential Votes	511,860
Total Number of Eligible Votes Cast	347,773

VOTES RECEIVED
Kenneth A. Wilman, Jr. (elected)	222,228
Richard E. Wyman, Jr.	125,545

Independent Director Election Tally

Messrs. Carty, Clancy and Ragones were the only nominees for the three independent directorships up for election in the Annual Director Election.  Under Finance Agency regulations, each candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election to be elected when the number of nominees is equal to the number of independent directorships to be filled in an election.  The results of the vote for the independent directors are as follows:

Number of Eligible Ballots Received	213
Total Number of Members Eligible to Vote	462
Number of Potential Votes per Position	8,816,206
Finance Agency 20% Threshold Requirement	1,763,241
Total Number of Votes Cast for all Three Positions	13,896,212

VOTES RECEIVED
Joan Carty (elected)	4,769,173
Patrick Clancy (elected)	4,473,474
Emil Ragones (elected)	4,653,565

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: October 29, 2010	By:	/s/Frank Nitkiewicz

Frank Nitkiewicz Executive Vice President and Chief Financial Officer